UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 22, 2010

A5 LABORATORIES INC.
(Exact name of registrant as specified in its charter)

Nevada	333-138927	20-5277531
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

10300 Chemin de la Cote-De-Liesse, Lachine, Quebec	H8T 1A3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (514) 420-0333

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01	Regulation FD Disclosure

On November 22, 2010 the A5 Laboratories Inc., (“we”, “us”, “our”) issued a news release announcing the commencement of an application for a license with Health Canada. The license is necessary for us to carry out pharmaceutical testing through our CRO facilities.

Item 9.01	Financial Statements and Exhibits

99.1	News Release dated November 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A5 LABORATORIES INC.

/s/ Richard Azani
Richard Azani
President and Director

Date: November 24, 2010